Exhibit 10.12

FIRST AMENDMENT TO THE CHROMOCELL THERAPEUTICS CORPORATION

2023 EQUITY INCENTIVE PLAN

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As adopted by resolution of the

Board of Directors effective as of [September __, 2023]

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1.               Section 3 of the Chromocell Therapeutics Corporation 2023 Equity Incentive Plan (the “2023 Plan”) is amended by deleting the number “3,000,000” and inserting therefor “4,000,000.”

2.               Except as hereinabove amended, the provisions of the 2023 Plan shall remain in full force and effect.

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